Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	4Q'21 vs. 4Q'20		Dec 31, 2021	Dec 31, 2020	YTD'21 vs. YTD'20
EARNINGS
Net interest income	$3,830	$3,658	$3,312	$3,439	$3,659	$171	4.7%	$14,239	$14,402	$(163)	(1.1)%
Retailer share arrangements	(1,267)	(1,266)	(1,006)	(989)	(1,047)	(220)	21.0%	(4,528)	(3,645)	(883)	24.2%
Provision for credit losses	561	25	(194)	334	750	(189)	(25.2)%	726	5,310	(4,584)	(86.3)%
Net interest income, after retailer share arrangements and provision for credit losses	2,002	2,367	2,500	2,116	1,862	140	7.5%	8,985	5,447	3,538	65.0%
Other income	167	94	89	131	82	85	103.7%	481	405	76	18.8%
Other expense	1,122	961	948	932	1,000	122	12.2%	3,963	4,055	(92)	(2.3)%
Earnings before provision for income taxes	1,047	1,500	1,641	1,315	944	103	10.9%	5,503	1,797	3,706	206.2%
Provision for income taxes	234	359	399	290	206	28	13.6%	1,282	412	870	211.2%
Net earnings	$813	$1,141	$1,242	$1,025	$738	$75	10.2%	$4,221	$1,385	$2,836	204.8%
Net earnings available to common stockholders	$803	$1,130	$1,232	$1,014	$728	$75	10.3%	$4,179	$1,343	$2,836	211.2%

COMMON SHARE STATISTICS
Basic EPS	$1.49	$2.02	$2.13	$1.74	$1.25	$0.24	19.2%	$7.40	$2.28	$5.12	224.6%
Diluted EPS	$1.48	$2.00	$2.12	$1.73	$1.24	$0.24	19.4%	$7.34	$2.27	$5.07	223.3%
Dividend declared per share	$0.22	$0.22	$0.22	$0.22	$0.22	$—	—%	$0.88	$0.88	$—	—%
Common stock price	$46.39	$48.88	$48.52	$40.66	$34.71	$11.68	33.7%	$46.39	$34.71	$11.68	33.7%
Book value per share	$24.53	$24.13	$23.48	$21.86	$20.49	$4.04	19.7%	$24.53	$20.49	$4.04	19.7%
Tangible common equity per share(1)	$20.21	$20.12	$19.64	$17.95	$16.72	$3.49	20.9%	$20.21	$16.72	$3.49	20.9%

Beginning common shares outstanding	547.2	573.4	581.1	584.0	583.8	(36.6)	(6.3)%	584.0	615.9	(31.9)	(5.2)%
Issuance of common shares	—	—	—	—	—	—	—%	—	—	—	—%
Stock-based compensation	0.1	0.5	1.0	2.2	0.2	(0.1)	(50.0)%	3.8	1.7	2.1	123.5%
Shares repurchased	(20.5)	(26.7)	(8.7)	(5.1)	—	(20.5)	NM	(61.0)	(33.6)	(27.4)	81.5%
Ending common shares outstanding	526.8	547.2	573.4	581.1	584.0	(57.2)	(9.8)%	526.8	584.0	(57.2)	(9.8)%

Weighted average common shares outstanding	537.8	560.6	577.2	583.3	583.9	(46.1)	(7.9)%	564.6	589.0	(24.4)	(4.1)%
Weighted average common shares outstanding (fully diluted)	543.0	565.6	581.7	587.5	586.6	(43.6)	(7.4)%	569.3	590.8	(21.5)	(3.6)%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	4Q'21 vs. 4Q'20		Dec 31, 2021	Dec 31, 2020	YTD'21 vs. YTD'20
PERFORMANCE METRICS
Return on assets(1)	3.4%	4.9%	5.3%	4.3%	3.1%		0.3%	4.5%	1.4%		3.1%
Return on equity(2)	23.0%	32.1%	36.5%	31.8%	23.6%		(0.6)%	30.8%	11.2%		19.6%
Return on tangible common equity(3)	28.7%	40.1%	46.3%	40.8%	30.4%		(1.7)%	38.8%	14.4%		24.4%
Net interest margin(4)	15.77%	15.45%	13.78%	13.98%	14.64%		1.13%	14.74%	14.29%		0.45%
Efficiency ratio(5)	41.1%	38.7%	39.6%	36.1%	37.1%		4.0%	38.9%	36.3%		2.6%
Other expense as a % of average loan receivables, including held for sale	5.44%	4.84%	4.95%	4.82%	5.01%		0.43%	5.02%	5.06%		(0.04)%
Effective income tax rate	22.3%	23.9%	24.3%	22.1%	21.8%		0.5%	23.3%	22.9%		0.4%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	2.37%	2.18%	3.57%	3.62%	3.16%		(0.79)%	2.92%	4.58%		(1.66)%
30+ days past due as a % of period-end loan receivables(6)	2.62%	2.42%	2.11%	2.83%	3.07%		(0.45)%	2.62%	3.07%		(0.45)%
90+ days past due as a % of period-end loan receivables(6)	1.17%	1.05%	1.00%	1.52%	1.40%		(0.23)%	1.17%	1.40%		(0.23)%
Net charge-offs	$489	$432	$684	$699	$631	$(142)	(22.5)%	$2,304	$3,668	$(1,364)	(37.2)%
Loan receivables delinquent over 30 days(6)	$2,114	$1,850	$1,653	$2,175	$2,514	$(400)	(15.9)%	$2,114	$2,514	$(400)	(15.9)%
Loan receivables delinquent over 90 days(6)	$942	$804	$784	$1,170	$1,143	$(201)	(17.6)%	$942	$1,143	$(201)	(17.6)%

Allowance for credit losses (period-end)	$8,688	$8,616	$9,023	$9,901	$10,265	$(1,577)	(15.4)%	$8,688	$10,265	$(1,577)	(15.4)%
Allowance coverage ratio(7)	10.76%	11.28%	11.51%	12.88%	12.54%		(1.78)%	10.76%	12.54%		(1.78)%

BUSINESS METRICS
Purchase volume(8)(9)	$47,072	$41,912	$42,121	$34,749	$39,874	$7,198	18.1%	$165,854	$139,084	$26,770	19.2%
Period-end loan receivables	$80,740	$76,388	$78,374	$76,858	$81,867	$(1,127)	(1.4)%	$80,740	$81,867	$(1,127)	(1.4)%
Credit cards	$76,628	$72,289	$74,429	$73,244	$78,455	$(1,827)	(2.3)%	$76,628	$78,455	$(1,827)	(2.3)%
Consumer installment loans	$2,675	$2,614	$2,507	$2,319	$2,125	$550	25.9%	$2,675	$2,125	$550	25.9%
Commercial credit products	$1,372	$1,401	$1,379	$1,248	$1,250	$122	9.8%	$1,372	$1,250	$122	9.8%
Other	$65	$84	$59	$47	$37	$28	75.7%	$65	$37	$28	75.7%
Average loan receivables, including held for sale	$81,784	$78,714	$76,821	$78,358	$79,452	$2,332	2.9%	$78,928	$80,138	$(1,210)	(1.5)%
Period-end active accounts (in thousands)(9)(10)	72,420	67,245	66,892	65,219	68,540	3,880	5.7%	72,420	68,540	3,880	5.7%
Average active accounts (in thousands)(9)(10)	69,397	67,189	65,810	66,280	66,261	3,136	4.7%	67,334	67,131	203	0.3%

LIQUIDITY
Liquid assets
Cash and equivalents	$8,337	$9,806	$11,117	$16,620	$11,524	$(3,187)	(27.7)%	$8,337	$11,524	$(3,187)	(27.7)%
Total liquid assets	$12,989	$14,664	$16,297	$22,636	$18,321	$(5,332)	(29.1)%	$12,989	$18,321	$(5,332)	(29.1)%
Undrawn credit facilities
Undrawn credit facilities	$2,700	$3,700	$4,900	$5,400	$5,400	$(2,700)	(50.0)%	$2,700	$5,400	$(2,700)	(50.0)%
Total liquid assets and undrawn credit facilities	$15,689	$18,364	$21,197	$28,036	$23,721	$(8,032)	(33.9)%	$15,689	$23,721	$(8,032)	(33.9)%
Liquid assets % of total assets	13.57%	15.95%	17.71%	23.62%	19.09%		(5.52)%	13.57%	19.09%		(5.52)%
Liquid assets including undrawn credit facilities % of total assets	16.39%	19.97%	23.04%	29.25%	24.72%		(8.33)%	16.39%	24.72%		(8.33)%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings available to common stockholders as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(4) Net interest margin represents net interest income divided by average interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, plus other income, less retailer share arrangements.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for credit losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Includes activity and accounts associated with loan receivables held for sale.
(10) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	4Q'21 vs. 4Q'20		Dec 31, 2021	Dec 31, 2020	YTD'21 vs. YTD'20
Interest income:
Interest and fees on loans	$4,042	$3,887	$3,567	$3,732	$3,981	$61	1.5%	$15,228	$15,950	$(722)	(4.5)%
Interest on cash and debt securities	11	11	11	10	12	(1)	(8.3)%	43	117	(74)	(63.2)%
Total interest income	4,053	3,898	3,578	3,742	3,993	60	1.5%	15,271	16,067	(796)	(5.0)%

Interest expense:
Interest on deposits	119	131	146	170	200	(81)	(40.5)%	566	1,094	(528)	(48.3)%
Interest on borrowings of consolidated securitization entities	33	41	44	51	52	(19)	(36.5)%	169	237	(68)	(28.7)%
Interest on senior unsecured notes	71	68	76	82	82	(11)	(13.4)%	297	334	(37)	(11.1)%
Total interest expense	223	240	266	303	334	(111)	(33.2)%	1,032	1,665	(633)	(38.0)%

Net interest income	3,830	3,658	3,312	3,439	3,659	171	4.7%	14,239	14,402	(163)	(1.1)%

Retailer share arrangements	(1,267)	(1,266)	(1,006)	(989)	(1,047)	(220)	21.0%	(4,528)	(3,645)	(883)	24.2%
Provision for credit losses	561	25	(194)	334	750	(189)	(25.2)%	726	5,310	(4,584)	(86.3)%
Net interest income, after retailer share arrangements and provision for credit losses	2,002	2,367	2,500	2,116	1,862	140	7.5%	8,985	5,447	3,538	65.0%

Other income:
Interchange revenue	254	232	223	171	185	69	37.3%	880	652	228	35.0%
Debt cancellation fees	79	70	66	69	72	7	9.7%	284	278	6	2.2%
Loyalty programs	(310)	(256)	(247)	(179)	(202)	(108)	53.5%	(992)	(649)	(343)	52.9%
Other	144	48	47	70	27	117	NM	309	124	185	149.2%
Total other income	167	94	89	131	82	85	103.7%	481	405	76	18.8%

Other expense:
Employee costs	409	369	359	364	347	62	17.9%	1,501	1,380	121	8.8%
Professional fees	207	196	189	190	186	21	11.3%	782	759	23	3.0%
Marketing and business development	167	110	114	95	139	28	20.1%	486	448	38	8.5%
Information processing	143	139	137	131	128	15	11.7%	550	492	58	11.8%
Other	196	147	149	152	200	(4)	(2.0)%	644	976	(332)	(34.0)%
Total other expense	1,122	961	948	932	1,000	122	12.2%	3,963	4,055	(92)	(2.3)%

Earnings before provision for income taxes	1,047	1,500	1,641	1,315	944	103	10.9%	5,503	1,797	3,706	206.2%
Provision for income taxes	234	359	399	290	206	28	13.6%	1,282	412	870	211.2%
Net earnings	$813	$1,141	$1,242	$1,025	$738	$75	10.2%	$4,221	$1,385	$2,836	204.8%

Net earnings available to common stockholders	$803	$1,130	$1,232	$1,014	$728	$75	10.3%	$4,179	$1,343	$2,836	211.2%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Dec 31, 2021 vs. Dec 31, 2020
Assets
Cash and equivalents	$8,337	$9,806	$11,117	$16,620	$11,524	$(3,187)	(27.7)%
Debt securities	5,283	5,444	5,728	6,550	7,469	(2,186)	(29.3)%
Loan receivables:
Unsecuritized loans held for investment	60,211	56,745	55,994	53,823	56,472	3,739	6.6%
Restricted loans of consolidated securitization entities	20,529	19,643	22,380	23,035	25,395	(4,866)	(19.2)%
Total loan receivables	80,740	76,388	78,374	76,858	81,867	(1,127)	(1.4)%
Less: Allowance for credit losses	(8,688)	(8,616)	(9,023)	(9,901)	(10,265)	1,577	(15.4)%
Loan receivables, net	72,052	67,772	69,351	66,957	71,602	450	0.6%
Loan receivables held for sale	4,361	3,450	—	23	5	4,356	NM
Goodwill	1,105	1,105	1,105	1,104	1,078	27	2.5%
Intangible assets, net	1,168	1,090	1,098	1,169	1,125	43	3.8%
Other assets	3,442	3,270	3,618	3,431	3,145	297	9.4%
Total assets	$95,748	$91,937	$92,017	$95,854	$95,948	$(200)	(0.2)%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$61,911	$59,998	$59,500	$62,419	$62,469	$(558)	(0.9)%
Non-interest-bearing deposit accounts	359	355	341	342	313	46	14.7%
Total deposits	62,270	60,353	59,841	62,761	62,782	(512)	(0.8)%
Borrowings:
Borrowings of consolidated securitization entities	7,288	6,288	6,987	7,193	7,810	(522)	(6.7)%
Senior unsecured notes	7,219	6,472	6,470	7,967	7,965	(746)	(9.4)%
Total borrowings	14,507	12,760	13,457	15,160	15,775	(1,268)	(8.0)%
Accrued expenses and other liabilities	5,316	4,888	4,522	4,494	4,690	626	13.3%
Total liabilities	82,093	78,001	77,820	82,415	83,247	(1,154)	(1.4)%
Equity:
Preferred stock	734	734	734	734	734	—	—%
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,669	9,649	9,620	9,592	9,570	99	1.0%
Retained earnings	14,245	13,562	12,560	11,470	10,621	3,624	34.1%
Accumulated other comprehensive income (loss)	(69)	(64)	(56)	(56)	(51)	(18)	35.3%
Treasury stock	(10,925)	(9,946)	(8,662)	(8,302)	(8,174)	(2,751)	33.7%
Total equity	13,655	13,936	14,197	13,439	12,701	954	7.5%
Total liabilities and equity	$95,748	$91,937	$92,017	$95,854	$95,948	$(200)	(0.2)%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Dec 31, 2021			Sep 30, 2021			Jun 30, 2021			Mar 31, 2021			Dec 31, 2020
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$9,024	$4	0.18%	$9,559	$3	0.12%	$13,584	$4	0.12%	$14,610	$4	0.11%	$11,244	$4	0.14%
Securities available for sale	5,517	7	0.50%	5,638	8	0.56%	5,988	7	0.47%	6,772	6	0.36%	8,706	8	0.37%

Loan receivables, including held for sale:
Credit cards	77,642	3,946	20.16%	74,686	3,793	20.15%	72,989	3,484	19.15%	74,865	3,657	19.81%	76,039	3,908	20.45%
Consumer installment loans	2,641	65	9.76%	2,555	64	9.94%	2,417	59	9.79%	2,219	53	9.69%	2,057	50	9.67%
Commercial credit products	1,434	30	8.30%	1,407	29	8.18%	1,363	23	6.77%	1,231	21	6.92%	1,293	23	7.08%
Other	67	1	NM	66	1	NM	52	1	NM	43	1	NM	63	—	—%
Total loan receivables, including held for sale	81,784	4,042	19.61%	78,714	3,887	19.59%	76,821	3,567	18.62%	78,358	3,732	19.32%	79,452	3,981	19.93%
Total interest-earning assets	96,325	4,053	16.69%	93,911	3,898	16.47%	96,393	3,578	14.89%	99,740	3,742	15.22%	99,402	3,993	15.98%

Non-interest-earning assets:
Cash and due from banks	1,606			1,588			1,559			1,635			1,525
Allowance for credit losses	(8,648)			(8,956)			(9,801)			(10,225)			(10,190)
Other assets	5,424			5,405			5,238			5,305			5,228
Total non-interest-earning assets	(1,618)			(1,963)			(3,004)			(3,285)			(3,437)

Total assets	$94,707			$91,948			$93,389			$96,455			$95,965

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$61,090	$119	0.77%	$59,275	$131	0.88%	$60,761	$146	0.96%	$62,724	$170	1.10%	$62,800	$200	1.27%
Borrowings of consolidated securitization entities	7,105	33	1.84%	7,051	41	2.31%	7,149	44	2.47%	7,694	51	2.69%	7,809	52	2.65%
Senior unsecured notes	6,999	71	4.02%	6,471	68	4.17%	7,276	76	4.19%	7,965	82	4.18%	7,963	82	4.10%

Total interest-bearing liabilities	75,194	223	1.18%	72,797	240	1.31%	75,186	266	1.42%	78,383	303	1.57%	78,572	334	1.69%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	343			358			349			346			308
Other liabilities	5,137			4,676			4,199			4,655			4,663
Total non-interest-bearing liabilities	5,480			5,034			4,548			5,001			4,971

Total liabilities	80,674			77,831			79,734			83,384			83,543

Equity
Total equity	14,033			14,117			13,655			13,071			12,422

Total liabilities and equity	$94,707			$91,948			$93,389			$96,455			$95,965
Net interest income		$3,830			$3,658			$3,312			$3,439			$3,659

Interest rate spread(1)			15.51%			15.16%			13.47%			13.65%			14.29%
Net interest margin(2)			15.77%			15.45%			13.78%			13.98%			14.64%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Twelve Months Ended Dec 31, 2021			Twelve Months Ended Dec 31, 2020
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$11,673	$15	0.13%	$13,301	$53	0.40%
Securities available for sale	5,975	28	0.47%	7,367	64	0.87%

Loan receivables, including held for sale:
Credit cards	75,052	14,880	19.83%	77,115	15,672	20.32%
Consumer installment loans	2,460	241	9.80%	1,733	168	9.69%
Commercial credit products	1,359	103	7.58%	1,231	108	8.77%
Other	57	4	7.02%	59	2	3.39%
Total loan receivables, including held for sale	78,928	15,228	19.29%	80,138	15,950	19.90%
Total interest-earning assets	96,576	15,271	15.81%	100,806	16,067	15.94%

Non-interest-earning assets:
Cash and due from banks	1,597			1,488
Allowance for loan losses	(9,402)			(9,488)
Other assets	5,343			4,932
Total non-interest-earning assets	(2,462)			(3,068)

Total assets	$94,114			$97,738

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$60,953	$566	0.93%	$63,755	$1,094	1.72%
Borrowings of consolidated securitization entities	7,248	169	2.33%	8,675	237	2.73%
Senior unsecured notes	7,173	297	4.14%	8,171	334	4.09%
Total interest-bearing liabilities	75,374	1,032	1.37%	80,601	1,665	2.07%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	349			306
Other liabilities	4,668			4,498
Total non-interest-bearing liabilities	5,017			4,804

Total liabilities	80,391			85,405

Equity
Total equity	13,723			12,333

Total liabilities and equity	$94,114			$97,738
Net interest income		$14,239			$14,402

Interest rate spread(1)			14.44%			13.87%
Net interest margin(2)			14.74%			14.29%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Dec 31, 2021 vs. Dec 31, 2020
BALANCE SHEET STATISTICS
Total common equity	$12,921	$13,202	$13,463	$12,705	$11,967	$954	8.0%
Total common equity as a % of total assets	13.49%	14.36%	14.63%	13.25%	12.47%		1.02%

Tangible assets	$93,475	$89,742	$89,814	$93,581	$93,745	$(270)	(0.3)%
Tangible common equity(1)	$10,648	$11,007	$11,260	$10,432	$9,764	$884	9.1%
Tangible common equity as a % of tangible assets(1)	11.39%	12.27%	12.54%	11.15%	10.42%		0.97%
Tangible common equity per share(1)	$20.21	$20.12	$19.64	$17.95	$16.72	$3.49	20.9%

REGULATORY CAPITAL RATIOS(2)(3)
	Basel III - CECL Transition
Total risk-based capital ratio(4)	17.8%	19.3%	20.1%	19.7%	18.1%
Tier 1 risk-based capital ratio(5)	16.5%	18.0%	18.7%	18.3%	16.8%
Tier 1 leverage ratio(6)	14.7%	15.5%	15.6%	14.5%	14.0%
Common equity Tier 1 capital ratio	15.6%	17.1%	17.8%	17.4%	15.9%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(2) Regulatory capital ratios at December 31, 2021 are preliminary and therefore subject to change.
(3) Capital ratios starting March 31, 2020 reflect election to delay for two years an estimate of CECL’s effect on regulatory capital in accordance with the interim final rule issued by U.S. banking agencies in March 2020.
(4) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(5) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments. Tier 1 leverage ratios are based upon the use of daily averages for all periods presented.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, unrounded, $ in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	4Q'21 vs. 4Q'20		Dec 31, 2021	Dec 31, 2020	YTD'21 vs. YTD'20
HOME & AUTO(6)
Purchase volume(1)	$10,919	$11,069	$11,523	$9,337	$9,698	$1,221	12.6%	$42,848	$37,422	$5,426	14.5%
Period-end loan receivables	$26,781	$26,210	$25,588	$24,942	$25,935	$846	3.3%	$26,781	$25,935	$846	3.3%
Average loan receivables, including held for sale	$26,455	$25,800	$25,111	$25,273	$25,678	$777	3.0%	$25,663	$25,663	$—	—%
Average active accounts (in thousands)(3)	17,655	17,516	17,307	17,149	17,437	218	1.3%	17,414	17,578	(164)	(0.9)%

Interest and fees on loans	$1,126	$1,092	$993	$1,036	$1,121	$5	0.4%	$4,247	$4,402	$(155)	(3.5)%
Other income	$18	$18	$16	$17	$15	$3	20.0%	$69	$60	$9	15.0%

DIGITAL
Purchase volume(1)	$13,451	$10,980	$10,930	$9,340	$11,005	$2,446	22.2%	$44,701	$35,876	$8,825	24.6%
Period-end loan receivables	$21,751	$19,636	$19,233	$18,907	$20,427	$1,324	6.5%	$21,751	$20,427	$1,324	6.5%
Average loan receivables, including held for sale	$20,388	$19,286	$18,783	$19,437	$19,392	$996	5.1%	$19,475	$19,253	$222	1.2%
Average active accounts (in thousands)(3)	18,375	17,655	17,258	17,318	16,898	1,477	8.7%	17,685	16,593	1,092	6.6%

Interest and fees on loans	$1,025	$973	$891	$903	$976	$49	5.0%	$3,792	$3,801	$(9)	(0.2)%
Other income	$(28)	$(19)	$(28)	$(12)	$(26)	$(2)	7.7%	$(87)	$(54)	$(33)	61.1%

DIVERSIFIED & VALUE
Purchase volume(1)	$14,154	$12,006	$11,618	$9,220	$11,267	$2,887	25.6%	$46,998	$37,985	$9,013	23.7%
Period-end loan receivables	$16,075	$14,415	$14,357	$14,217	$15,761	$314	2.0%	$16,075	$15,761	$314	2.0%
Average loan receivables, including held for sale	$14,999	$14,328	$14,101	$14,574	$15,024	$(25)	(0.2)%	$14,501	$15,724	$(1,223)	(7.8)%
Average active accounts (in thousands)(3)	18,829	17,903	17,301	17,457	17,324	1,505	8.7%	17,953	17,987	(34)	(0.2)%

Interest and fees on loans	$817	$780	$729	$789	$822	$(5)	(0.6)%	$3,115	$3,528	$(413)	(11.7)%
Other income	$(23)	$(8)	$(2)	$5	$20	$(43)	(215.0)%	$(28)	$90	$(118)	(131.1)%

HEALTH & WELLNESS
Purchase volume(1)	$3,055	$3,024	$2,988	$2,648	$2,676	$379	14.2%	$11,715	$10,025	$1,690	16.9%
Period-end loan receivables	$10,244	$9,879	$9,515	$9,317	$9,580	$664	6.9%	$10,244	$9,580	$664	6.9%
Average loan receivables, including held for sale	$10,057	$9,654	$9,334	$9,442	$9,476	$581	6.1%	$9,623	$9,591	$32	0.3%
Average active accounts (in thousands)(3)	5,922	5,707	5,585	5,706	5,724	198	3.5%	5,739	5,952	(213)	(3.6)%

Interest and fees on loans	$603	$587	$523	$558	$589	$14	2.4%	$2,271	$2,273	$(2)	(0.1)%
Other income	$42	$41	$36	$40	$27	$15	55.6%	$159	$107	$52	48.6%

LIFESTYLE
Purchase volume(1)	$1,462	$1,298	$1,405	$1,154	$1,383	$79	5.7%	$5,319	$4,933	$386	7.8%
Period-end loan receivables	$5,479	$5,234	$5,158	$4,988	$5,098	$381	7.5%	$5,479	$5,098	$381	7.5%
Average loan receivables, including held for sale	$5,297	$5,185	$5,050	$5,003	$4,920	$377	7.7%	$5,135	$4,727	$408	8.6%
Average active accounts (in thousands)(3)	2,548	2,465	2,442	2,573	2,536	12	0.5%	2,515	2,568	(53)	(2.1)%

Interest and fees on loans	$194	$187	$182	$181	$187	$7	3.7%	$744	$734	$10	1.4%
Other income	$6	$6	$6	$5	$6	$—	—%	$23	$20	$3	15.0%

CORP, OTHER(4)(6)
Purchase volume(1)(2)	$4,031	$3,535	$3,657	$3,050	$3,845	$186	4.8%	$14,273	$12,843	$1,430	11.1%
Period-end loan receivables(5)	$410	$1,014	$4,523	$4,487	$5,066	$(4,656)	(91.9)%	$410	$5,066	$(4,656)	(91.9)%
Average loan receivables, including held for sale	$4,588	$4,461	$4,442	$4,629	$4,962	$(374)	(7.5)%	$4,531	$5,180	$(649)	(12.5)%
Average active accounts (in thousands)(2)(3)	6,068	5,943	5,917	6,077	6,342	(274)	(4.3)%	6,028	6,453	(425)	(6.6)%

Interest and fees on loans	$277	$268	$249	$265	$286	$(9)	(3.1)%	$1,059	$1,212	$(153)	(12.6)%
Other income	$152	$56	$61	$76	$40	$112	280.0%	$345	$182	$163	89.6%

TOTAL SYF
Purchase volume(1)(2)	$47,072	$41,912	$42,121	$34,749	$39,874	$7,198	18.1%	$165,854	$139,084	$26,770	19.2%
Period-end loan receivables(5)	$80,740	$76,388	$78,374	$76,858	$81,867	$(1,127)	(1.4)%	$80,740	$81,867	$(1,127)	(1.4)%
Average loan receivables, including held for sale	$81,784	$78,714	$76,821	$78,358	$79,452	$2,332	2.9%	$78,928	$80,138	$(1,210)	(1.5)%
Average active accounts (in thousands)(2)(3)	69,397	67,189	65,810	66,280	66,261	3,136	4.7%	67,334	67,131	203	0.3%

Interest and fees on loans	$4,042	$3,887	$3,567	$3,732	$3,981	$61	1.5%	$15,228	$15,950	$(722)	(4.5)%
Other income	$167	$94	$89	$131	$82	$85	103.7%	$481	$405	$76	18.8%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.
(4) Includes activity and balances associated with our program agreement with Gap Inc. and BP except where noted, which are both scheduled to expire in 2Q 2022.
(5) Reflects the reclassification of $3.5 billion and $0.5 billion to loan receivables held for sale in 3Q 2021 and 4Q 2021, respectively.
(6) In December 2021, we entered into an agreement to sell $0.5 billion of loan receivables associated with our program agreement with BP. In connection with this agreement, revenue activities for the BP portfolio are no longer managed within our Home & Auto sales platform. All metrics for the BP portfolio previously reported within our Home & Auto sales platform, are now reported within our Corp, Other information. We have recast all prior-period reported metrics for our Home & Auto sales platform and Corp, Other to conform to the current-period presentation.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020
COMMON EQUITY AND REGULATORY CAPITAL MEASURES(2)
GAAP Total equity	$13,655	$13,936	$14,197	$13,439	$12,701
Less: Preferred stock	(734)	(734)	(734)	(734)	(734)
Less: Goodwill	(1,105)	(1,105)	(1,105)	(1,104)	(1,078)
Less: Intangible assets, net	(1,168)	(1,090)	(1,098)	(1,169)	(1,125)
Tangible common equity	$10,648	$11,007	$11,260	$10,432	$9,764
Add: CECL transition amount	2,292	2,274	2,376	2,595	2,686

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	329	299	301	354	341
Common equity Tier 1	$13,269	$13,580	$13,937	$13,381	$12,791
Preferred stock	734	734	734	734	734
Tier 1 capital	$14,003	$14,314	$14,671	$14,115	$13,525

Add: Allowance for credit losses includible in risk-based capital	1,119	1,052	1,039	1,031	1,079
Total Risk-based capital	$15,122	$15,366	$15,710	$15,146	$14,604

ASSET MEASURES(2)
Total average assets	$94,707	$91,948	$93,389	$96,455	$95,965
Adjustments for:
Add: CECL transition amount	2,292	2,274	2,376	2,595	2,686
Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(1,999)	(1,960)	(1,965)	(1,987)	(1,924)
Total assets for leverage purposes	$95,000	$92,262	$93,800	$97,063	$96,727

Risk-weighted assets	$84,950	$79,597	$78,281	$76,965	$80,561

CECL FULLY PHASED-IN CAPITAL MEASURES
Tier 1 capital	$14,003	$14,314	$14,671	$14,115	$13,525
Less: CECL transition adjustment	(2,292)	(2,274)	(2,376)	(2,595)	(2,686)
Tier 1 capital (CECL fully phased-in)	$11,711	$12,040	$12,295	$11,520	$10,839
Add: Allowance for credit losses	8,688	8,616	9,023	9,901	10,265
Tier 1 capital (CECL fully phased-in) + Reserves for credit losses	$20,399	$20,656	$21,318	$21,421	$21,104

Risk-weighted assets	$84,950	$79,597	$78,281	$76,965	$80,561
Less: CECL transition adjustment	(1,353)	(2,065)	(2,166)	(2,386)	(2,477)
Risk-weighted assets (CECL fully phased-in)	$83,597	$77,532	$76,115	$74,579	$78,084

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$24.53	$24.13	$23.48	$21.86	$20.49
Less: Goodwill	(2.10)	(2.02)	(1.93)	(1.90)	(1.85)
Less: Intangible assets, net	(2.22)	(1.99)	(1.91)	(2.01)	(1.92)
Tangible common equity per share	$20.21	$20.12	$19.64	$17.95	$16.72

(1) Regulatory measures at December 31, 2021 are presented on an estimated basis.
(2) Capital ratios starting March 31, 2020 reflect election to delay for two years an estimate of CECL’s effect on regulatory capital in accordance with the interim final rule issued by U.S. banking agencies in March 2020.